EXHIBIT 99.1

 Independent Accountants’ Report on Applying Agreed-Upon Procedures, dated February 28, 2023, of Deloitte & Touche LLP

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com
American Towers LLC 116 Huntington Avenue 11th Floor Boston, Massachusetts 02116

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of wireless communication sites and the related tenant leases in connection with the proposed offering of American Tower Trust I, Secured Revenue Securities, Series 2023-1. American Towers LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Barclays Capital Inc. (“Barclays” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

Representatives of Barclays, on behalf of the Company, provided us on (i) January 24, 2023 with a computer-generated data file and related record layout (the “Statistical Data File”) containing data with respect to 5,102 wireless communication sites (the “Sites”) and the related 14,268 tenant leases (the “Tenant Leases”) and (ii) February 7, 2023 with a listing (the “Sample Listing”) containing 100 Sites (the “Sample Sites”) and 100  Tenant Leases (the “Sample Tenant Leases”).

We make no representations as to the selection criteria used in determining the Sample Sites or the Sample Tenant Leases.

File Review Procedures of the Sample Sites:

For each of the Sample Sites, we performed comparisons of the wireless communication site characteristics (the “Site Characteristics”) set forth on or derived from the Statistical Data File and indicated below.

Site Characteristics
1. 2. 3. 4.	Site Classification Site state Tower type Tower height	5. 6. 7. 8.	Annual revenue* Monthly ground rent expense* Site operating expense* Ground lease expiration date@
* As of October 31, 2022
@ For Sample Sites with a ground interest of “leased” set forth on the Ground Lease Agreement or Title Insurance Policy (each as defined below).

We compared Site Characteristic 1. to the corresponding information set forth on or derived from the ground lease agreement or any amendments thereto (collectively, the “Ground Lease Agreement”), “Title Insurance Policy,” “Deed” or “Easement Agreement.”  Further, a site classification set forth or derived from the (i) Ground Lease Agreement or Title Insurance Policy of “leased” is deemed to be “in agreement” with a site classification of “leased capital lease,” “lease pre-pay” or “LTD easement” set forth on the Statistical Data File or (ii) Easement Agreement of “easement” is deemed to be “in agreement” with a site classification of “perpetual” set forth on the Statistical Data File.

We compared Site Characteristics 2. through 4. to the corresponding information set forth on or derived from photographs, site audits, engineering reports or construction drawings set forth in the Company records (collectively, the “Engineering Records”).  Further, at your instruction, with respect to our comparison of Characteristic 4., differences or 10 feet or less were deemed to be “in agreement.”

With respect to Site Characteristic 5., we summed the annual revenue of each (i) Sample Tenant Lease relating to each Sample Site (as set forth on or derived from the Revenue Query as defined below) and (ii) tenant lease that was not a Sample Tenant Lease relating a Sample Site (as derived from the Statistical Data File).  We compared the results of each summation to the corresponding annual revenue set forth on the Statistical Data File.  Further, at your instruction, differences of 2.5% or less of the annual revenue indicated on the Statistical Data File were deemed to be “in agreement.”

We compared Site Characteristics 6. and 7. to the corresponding information set forth on or derived from the monthly expense worksheet as of October 31, 2022 (the “Unaudited Trial Balance”).

We compared Site Characteristic 8. to the corresponding information set forth on or derived from the Ground Lease Agreement.  Further, at your instruction, differences of 90 days or less were deemed to be “in agreement.”

The Site documents described above (including the Revenue Query) and any other related documents used in support of the Site Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Site Documentation.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Site Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Site Documentation.  In addition, we make no representations as to whether the Site Documentation are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Sites.

File Review Procedures of the Sample Tenant Leases:

For each of the Sample Tenant Leases, we performed comparisons of the tenant lease characteristics (the “Tenant Lease Characteristics”) set forth on or derived from the Statistical Data File and indicated below.

Tenant Lease Characteristics
1. 2. 3. 4. 5.	Parent Lease current expiration date Lease final expiration date Lease escalation frequency Escalation type	6. 7. 8. 9. 10.	Total number of renewals Final expiration term (years) Current term end (years) Escalation percentage* Monthly revenue#
* For Sample Tenant Leases that indicate an escalation type of “percent” on the Tenant Lease Agreement (as defined below).
# As of October 31, 2022

We compared Tenant Lease Characteristics 1. through 9. to the corresponding information set forth on or derived from the master lease agreement or any amendments thereto or the tenant lease agreement or any amendments thereto (collectively, the “Tenant Lease Agreement”).  Further, at your instruction, for purposes of our comparisons of Tenant Lease Characteristics 2. and 3., differences of 90 days or less are deemed to be “in agreement.”

We compared Tenant Lease Characteristic 10. to the corresponding information set forth on or derived from a query prepared and delivered to us by the Company on February 9, 2023 from the Company’s property management database (the “Revenue Query”).  Further, at your instruction, with respect to Tenant Lease Characteristic 10., differences less than the greater of $50 or 2.5% of the monthly revenue indicated on the Statistical Data File were deemed to be “in agreement.”

The Tenant Lease documents described above (including the Revenue Query) and any other related documents used in support of the Tenant Lease Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Tenant Lease Documentation.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In addition, we make no representations as to whether the Tenant Lease Documentation are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Tenant Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Site Characteristics and the Tenant Lease Characteristics set forth on or derived from the Statistical Data File were found to be in agreement with the above mentioned Site Documentation and Tenant Lease Documentation, as applicable, except as described in Appendix A (for the Site Characteristics) and Appendix B (for the Tenant Lease Characteristics).  Supplemental information is contained on Appendix C and Appendix D, respectively.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the wireless communication sites and the related tenant leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the wireless communication sites or the related tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.   We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 28, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 28, 2023.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Site Characteristics

1	One difference in tower height.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by
Deloitte & Touche LLP dated February 28, 2023.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Tenant Lease Characteristics
1	Four differences in lease current expiration date.
2	Four differences in lease final expiration date.
3	One difference in total number of renewals.
4	Four differences in current term end (years).
5	Four differences in final expiration term (years).
6	One difference in escalation percentage.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

 Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 28, 2023

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Site number	Site Characteristic	Site Characteristic set forth on or derived from the Statistical Data File	Site Characteristic set forth on or derived from the Site Documentation

1	306740	Tower height	122 feet	182 feet

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures
issued by Deloitte & Touche LLP dated February 28, 2023

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Tenant Lease number	Tenant Lease Characteristic	Tenant Lease Characteristic set forth on or derived from the Statistical Data File	Tenant Lease Characteristic set forth on or derived from the Tenant Lease Documentation

1	154477	Lease current expiration date	6/30/2032	6/30/2027
1	482949	Lease current expiration date	6/30/2030	6/30/2025
1	505909	Lease current expiration date	10/31/2022	10/31/2026
1	SSI22054	Lease current expiration date	6/30/2030	6/30/2025
2	154477	Lease final expiration date	6/30/2047	6/30/2052
2	233803	Lease final expiration date	3/2/2040	12/31/2042
2	482949	Lease final expiration date	6/30/2045	6/30/2050
2	SSI22054	Lease final expiration date	6/30/2045	6/30/2050
3	548885	Total number of renewals	5	0
4	154477	Current term end (years)	9.7	4.7
4	482949	Current term end (years)	7.7	2.7
4	505909	Current term end (years)	0.0	4.0
4	SSI22054	Current term end (years)	7.7	2.7
5	154477	Final expiration term (years)	24.7	29.7
5	233803	Final expiration term (years)	17.3	20.2
5	482949	Final expiration term (years)	22.7	27.7
5	SSI22054	Final expiration term (years)	22.7	27.7
6	SSI30209	Escalation percentage	3.00%	5.00%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.